UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 22, 2003

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Item 5.	Other Events.

On August 20, 2003, American Vanguard Corporation issued the press release announcing that Irving J. Thau, CPA, will join the Company’s Board of Directors at the next Board meeting in September. The press release is attached as Exhibit 99.2.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION (Registrant)

By:	/s/ JAMES A. BARRY
James A. Barry Senior Vice President Chief Financial Officer

Date:	August 22, 2003

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INDEX TO EXHIBITS

Exhibit No.	Description
99.2	Press release

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